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                                                                      EXHIBIT 23


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Independent Auditors" and "Selected Financial Data" and to the use of our reports dated February 9, 1999, in Post Effective Amendment No. 10 to the Registration Statement (Form S-1 No. 33-38066) and related Prospectus of SBM Certificate Company.

                                                           /s/ Ernst & Young LLP
                                                           ---------------------
                                                               Ernst & Young LLP

Louisville, Kentucky
February 23, 1999